                    CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                          ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                          VALUATION DATE AS OF DECEMBER 31, 2000

Date        Transaction                 Dollar Amount         Unit Value       Units This Trans     Accum Units     Accum Value
----        -----------                 -------------         ----------       ----------------     -----------     -----------

            HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96      Purchase                       $1,000.00          10.146989359             98.551           98.551         1,000.00
2-8-97      Contract Fee                       (1.44)         12.123468000             (0.119)          98.433         1,193.34
2-9-98      Contract Fee                       (1.44)         15.293320523             (0.094)          98.338         1,503.92
2-9-99      Contract Fee                       (1.44)         15.406569176             (0.093)          98.245         1,513.62
2-9-00      Contract Fee                       (1.44)         13.804671071             (0.104)          98.141         1,354.80
12-31-00    Value                                             17.421005944              0.000           98.141         1,709.71
Cumulative Total Returns without/with chrgs    71.69%   A                                                                 70.97%   C
Avg. Annual Total Returns without/with chrgs   11.67%   B                                                                 11.58%   D

            MFS TOTAL RETURN PORTFOLIO

2-9-96      Purchase                       $1,000.00          10.102774711             98.983           98.983         1,000.00
2-8-97      Contract Fee                       (1.44)         11.027930228             (0.131)          98.852         1,090.13
2-9-98      Contract Fee                       (1.44)         13.375506975             (0.108)          98.744         1,320.76
2-9-99      Contract Fee                       (1.44)         14.184779254             (0.102)          98.643         1,399.23
2-9-00      Contract Fee                       (1.44)         14.058383594             (0.102)          98.541         1,385.32
12-31-00    Value                                             16.856043840              0.000           98.541         1,661.00
Cumulative Total Returns without/with chrgs    66.85%   A                                                                 66.10%   C
Avg. Annual Total Returns without/with chrgs   11.02%   B                                                                 10.92%   D

            STRONG GROWTH PORTFOLIO

2-9-96      Purchase                       $1,000.00          10.558402726             94.711           94.711         1,000.00
2-8-97      Contract Fee                       (1.44)         12.621549924             (0.114)          94.597         1,193.96
2-9-98      Contract Fee                       (1.44)         16.045981936             (0.090)          94.507         1,516.47
2-9-99      Contract Fee                       (1.44)         19.715389731             (0.073)          94.434         1,861.81
2-9-00      Contract Fee                       (1.44)         39.502063708             (0.036)          94.398         3,728.91
12-31-00    Value                                             33.016478498              0.000           94.398         3,116.69
Cumulative Total Returns without/with chrgs   212.70%   A                                                                211.67%   C
Avg. Annual Total Returns without/with chrgs   26.22%   B                                                                 26.14%   D







            RS DIVERSIFIED GROWTH PORTFOLIO

2-9-96      Purchase                       $1,000.00          10.156090245             98.463           98.463         1,000.00
2-8-97      Contract Fee                       (1.44)         10.349591726             (0.139)          98.324         1,017.61
2-9-98      Contract Fee                       (1.44)         12.205056788             (0.118)          98.206         1,198.61
2-9-99      Contract Fee                       (1.44)         14.310224339             (0.101)          98.105         1,403.91
2-9-00      Contract Fee                       (1.44)         37.525499093             (0.038)          98.067         3,680.01
12-31-00    Value                                             22.366708379              0.000           98.067         2,193.44
Cumulative Total Returns without/with chrgs   120.23%   A                                                                119.34%   C
Avg. Annual Total Returns without/with chrgs   17.50%   B                                                                 17.40%   D

            LPA CORE EQUITY PORTFOLIO

2-9-96      Purchase                       $1,000.00          10.238540927             97.670           97.670         1,000.00
2-8-97      Contract Fee                       (1.44)         11.509183224             (0.125)          97.545         1,122.66
2-9-98      Contract Fee                       (1.44)         14.531551006             (0.099)          97.446         1,416.04
2-9-99      Contract Fee                       (1.44)         15.587525481             (0.092)          97.354         1,517.50
2-9-00      Contract Fee                       (1.44)         17.034370396             (0.085)          97.269         1,656.92
12-31-00    Value                                             16.279778201              0.000           97.269         1,583.52
Cumulative Total Returns without/with chrgs    59.00%   A                                                                 58.35%   C
Avg. Annual Total Returns without/with chrgs    9.94%   B                                                                  9.84%   D

            DEUTSCHE VIT EQUITY 500 INDEX

5-4-98      Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
5-4-99      Contract Fee                       (1.44)         11.816818050             (0.122)          99.878         1,180.24
5-4-00      Contract Fee                       (1.44)         12.431895971             (0.116)          99.762         1,240.23
12-31-00    Value                                             11.601446409              0.000           99.762         1,157.39
Cumulative Total Returns without/with chrgs    16.01%   A                                                                 15.74%   C
Avg. Annual Total Returns without/with chrgs    5.74%   E                                                                  5.64%   F

            THE UNIVERSAL INSTITUTIONAL FUNDS INTERNATIONAL MAGNUM PORTFOLIO

5-4-98      Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
5-4-99      Contract Fee                       (1.44)          9.462060236             (0.152)          99.848           944.77
5-4-00      Contract Fee                       (1.44)         10.495152646             (0.137)          99.711         1,046.48
12-31-00    Value                                              9.676953501              0.000           99.711           964.89
Cumulative Total Returns without/with chrgs    -3.23%   A                                                                 -3.51%   C
Avg. Annual Total Returns without/with chrgs   -1.23%   E                                                                 -1.33%   F

            THE UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY PORTFOLIO

5-4-98      Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
5-4-99      Contract Fee                       (1.44)          8.791106858             (0.164)          99.836           877.67
5-4-00      Contract Fee                       (1.44)         12.390254466             (0.116)          99.720         1,235.56
12-31-00    Value                                              8.066106249              0.000           99.720           804.35
Cumulative Total Returns without/with chrgs   -19.34%   A                                                                -19.56%   C
Avg. Annual Total Returns without/with chrgs   -7.75%   E                                                                 -7.85%   F







            THE UNIVERSAL INSTITUTIONAL FUNDS HIGH YIELD PORTFOLIO

5-4-98      Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
 5-4-99     Contract Fee                       (1.44)         10.457658041             (0.138)          99.862         1,044.33
5-4-00      Contract Fee                       (1.44)         10.254312732             (0.140)          99.722         1,022.58
12-31-00    Value                                              9.249850872              0.000           99.722           922.41
Cumulative Total Returns without/with chrgs    -7.50%   A                                                                 -7.76%   C
Avg. Annual Total Returns without/with chrgs   -2.89%   E                                                                 -2.99%   F

            FEDERATED PRIME MONEY MARKET FUND II

1-14-99     Purchase                       $1,000.00           1.000000000          1,000.000        1,000.000         1,000.00
1-14-00     Contract Fee                       (1.44)          1.030698763             (1.397)         998.603         1,029.26
12-31-00    Value                                              1.073790936              0.000          998.603         1,072.29
Cumulative Total Returns without/with chrgs     7.38%   A                                                                  7.23%   C
Avg. Annual Total Returns without/with chrgs    3.69%   G                                                                  3.62%   H

            FEDERATED FUND FOR U.S. GOVERNMENT II

1-14-99     Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
1-14-00     Contract Fee                       (1.44)          9.720178921             (0.148)          99.852           970.58
12-31-00    Value                                             10.692250613              0.000           99.852         1,067.64
Cumulative Total Returns without/with chrgs     6.92%   A                                                                  6.76%   C
Avg. Annual Total Returns without/with chrgs    3.47%   G                                                                  3.39%   H

            LPA GLOBAL LEADERS PORTFOLIO

5-10-99     Purchase                       $1,000.00          10.000000000            100.000          100.000         1,000.00
5-10-00     Contract Fee                       (1.44)         10.202736293             (0.141)          99.859         1,018.83
12-31-00    Value                                              9.619049244              0.000           99.859           960.55
Cumulative Total Returns without/with chrgs    -3.81%   A                                                                 -3.95%   C
Avg. Annual Total Returns without/with chrgs   -2.33%   I                                                                 -2.41%   J

A = (Unit Value as of December 31, 2000 - Unit Value at Purchase)/Unit Value at
    Purchase
B = ((A+1) ^(1/4.89589041095)) - 1
C = (Accumulated Value as of     December 31, 2000 - Accum. Value at
    Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/4.89589041095)) - 1
E = ((A+1) ^(1/2.66301369863)) - 1
F = ((C+1) ^(1/2.66301369863)) - 1
G = ((A+1) ^(1/1.96438356164)) - 1
H = ((C+1) ^(1/1.96438356164)) - 1
I = ((A+1) ^(1/1.64657534246)) - 1
J = ((C+1) ^(1/1.64657534246)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.







                   CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                          ORIGINAL PURCHASE AS OF DECEMBER 31, 1999
                          VALUATION DATE AS OF DECEMBER 31, 2000

Date        Transaction                 Dollar Amount         Unit Value       Units This Trans     Accum Units     Accum Value
----        -----------                 -------------         ----------       ----------------     -----------     -----------

            HARRIS ASSOCIATES VALUE PORTFOLIO

12-31-99    Purchase                       $1,000.00          15.966510637             62.631           62.631         1,000.00
12-31-00    Contract Fee                       (1.44)         17.421005944             (0.083)          62.548         1,089.66
12-31-00    Value                                             17.421005944              0.000           62.548         1,089.66
Cumulative Total Returns without/with chrgs     9.11%   A                                                                  8.97%   C

            MFS TOTAL RETURN PORTFOLIO

12-31-99    Purchase                       $1,000.00          14.738843514             67.848           67.848         1,000.00
12-31-00    Contract Fee                       (1.44)         16.856043840             (0.085)          67.762         1,142.21
12-31-00    Value                                             16.856043840              0.000           67.762         1,142.21
Cumulative Total Returns without/with chrgs    14.36%   A                                                                 14.22%   C


            STRONG GROWTH PORTFOLIO

12-31-99    Purchase                       $1,000.00          36.086511024             27.711           27.711         1,000.00
12-31-00    Contract Fee                       (1.44)         33.016478498             (0.044)          27.668           913.49
12-31-00    Value                                             33.016478498              0.000           27.668           913.49
Cumulative Total Returns without/with chrgs    -8.51%   A                                                                 -8.65%   C

            RS DIVERSIFIED GROWTH PORTFOLIO

12-31-99    Purchase                       $1,000.00          32.982099692             30.319           30.319         1,000.00
12-31-00    Contract Fee                       (1.44)         22.366708379             (0.064)          30.255           676.71
12-31-00    Value                                             22.366708379              0.000           30.255           676.71
Cumulative Total Returns without/with chrgs   -32.19%   A                                                                -32.33%   C

            LPA CORE EQUITY PORTFOLIO

12-31-99    Purchase                       $1,000.00          18.580598741             53.820           53.820         1,000.00
12-31-00    Contract Fee                       (1.44)         16.279778201             (0.088)          53.731           874.73
12-31-00    Value before Surr Chg                             16.279778201              0.000           53.731           874.73
Cumulative Total Returns without/with chrgs   -12.38%   A                                                                -12.53%   C

            LPA GLOBAL LEADERS PORTFOLIO





12-31-99    Purchase                       $1,000.00          11.590000295             86.281           86.281         1,000.00
12-31-00    Contract Fee                       (1.44)          9.619049244             (0.150)          86.132           828.50
12-31-00    Value before Surr Chg                              9.619049244              0.000           86.132           828.50
Cumulative Total Returns without/with chrgs   -17.01%   A                                                                -17.15%   C

            DEUTSCHE VIT EQUITY 500 INDEX FUND

12-31-99    Purchase                       $1,000.00          12.974363457             77.075           77.075         1,000.00
12-31-00    Contract Fee                       (1.44)         11.601446409             (0.124)          76.951           892.74
12-31-00    Value before Surr Chg                             11.601446409              0.000           76.951           892.74
Cumulative Total Returns without/with chrgs   -10.58%   A                                                                -10.73%   C

            THE UNIVERSAL INSTITUTIONAL FUNDS INTERNATIONAL MAGNUM PORTFOLIO

12-31-99    Purchase                       $1,000.00          11.219928893             89.127           89.127         1,000.00
12-31-00    Contract Fee                       (1.44)          9.676953501             (0.149)          88.978           861.04
12-31-00    Value before Surr Chg                              9.676953501              0.000           88.978           861.04
Cumulative Total Returns without/with chrgs   -13.75%   A                                                                -13.90%   C

            THE UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY PORTFOLIO

12-31-99    Purchase                       $1,000.00          13.404130506             74.604           74.604         1,000.00
12-31-00    Contract Fee                       (1.44)          8.066106249             (0.179)          74.425           600.32
12-31-00    Value before Surr Chg                              8.066106249              0.000           74.425           600.32
Cumulative Total Returns without/with chrgs   -39.82%   A                                                                -39.97%   C

            THE UNIVERSAL INSTITUTIONAL HIGH YIELD PORTFOLIO

12-31-99    Purchase                       $1,000.00          10.501679174             95.223           95.223         1,000.00
12-31-00    Contract Fee                       (1.44)          9.249850872             (0.156)          95.067           879.36
12-31-00    Value before Surr Chg                              9.249850872              0.000           95.067           879.36
Cumulative Total Returns without/with chrgs   -11.92%   A                                                                -12.06%   C

            FEDERATED PRIME MONEY MARKET FUND II

12-31-99    Purchase                       $1,000.00           1.029442281            971.400          971.400         1,000.00
12-31-00    Contract Fee                       (1.44)          1.073790936             (1.341)         970.059         1,041.64
12-31-00    Value before Surr Chg                              1.073790936              0.000          970.059         1,041.64
Cumulative Total Returns without/with chrgs     4.31%   A                                                                  4.16%   C

            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

12-31-99    Purchase                       $1,000.00           9.781357387            102.235          102.235         1,000.00
12-31-00    Contract Fee                       (1.44)         10.692250613             (0.135)         102.101         1,091.69
12-31-00    Value before Surr Chg                             10.692250613              0.000          102.101         1,091.69
Cumulative Total Returns without/with chrgs     9.31%   A                                                                  9.17%   C

A = (Unit Value as of December 31, 2000 - Unit Value at Purchase)/Unit Value at
    Purchase
C = (Accumulated Value as of December 31, 2000 - Accum. Value at
    Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.